UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2008
Commission file number 1-5571

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	75-1047710
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203,
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 - Corporate Governance and Management

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

(a)           On May 29, 2008, RadioShack Corporation (the “Company”) sent a blackout trading restriction notice (the “BTR Notice”) to its directors and executive officers informing them that in order to transition to a new trustee and recordkeeper for the Company’s 401(k) plan (the “Plan”), Plan participants will be unable to make changes to their investments in the Plan, or obtain a loan or take a distribution from the Plan beginning on June 24, 2008 at 2:00pm CDT and ending during the week of July 20, 2008 (the “Blackout Period”).

The BTR Notice also states that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002, the Company’s directors and executive officers will be prohibited during the Blackout Period from directly or indirectly purchasing, selling, or otherwise acquiring or transferring shares of the Company’s common stock or any other equity securities of the Company (including certain derivative securities pertaining to such shares) acquired in connection with their service as a director or employment as an executive officer, unless such transaction is exempt under Regulation BTR of the Securities Exchange Act of 1934.

A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

During the Blackout Period and for a period of two years thereafter, stockholders and other interested persons may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period, by contacting Bob Donohoo – Vice President, General Counsel and Corporate Secretary, RadioShack Corporation, 300 RadioShack Circle, Fort Worth, Texas 76102, (817) 415-3700.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.  The following exhibit is filed as part of this Report on Form 8-K:

Exhibit No.                   Description of Exhibit

99.1	Notice pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 to Directors and Executive Officers of RadioShack Corporation, dated May 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                RADIOSHACK CORPORATION

                BY:         /s/    James F. Gooch
                    James F. Gooch
                          Executive Vice President and
                          Chief Financial Officer

Date: May 29, 2008

EXHIBIT INDEX

Exhibit No.                                           Description of Exhibit

99.1	Notice pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 to Directors and Executive Officers of RadioShack Corporation, dated May 29, 2008.